A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
Exhibit 10.1
English Convenience Translation
Original agreement has been executed in Chinese

Line of Credit Agreement

No. 150176529E240725001

Party A: Gemstar Technology (Yangzhou) Co. Ltd.

Unified Social Credit Code: 91321023769142817E

Legal Representative/Person in Charge: SZETO , CHI KONG

Domicile: No. 9, Junsheng Road, Concentrated Industrial Zone, Fanshui Town, Baoying County, Zip Code: 225800

Account-opening financial institution and account number: Bank of China, Fanshui Sub-branch 530058204942

Tel.: 0514-88423333 Fax: 0514-88423333

E-mail: ylzhang@uei.com、pcheung@uei.com

Party B: Bank of China Limited, Baoying Sub-branch

Legal Representative/Person in Charge: Fang Liang

Domicile: No. 915, Ye Ting Road, Baoying County Zip Code: 225800

Tel.:0514-88121417 Fax:0514-88121417

The following agreement is hereby entered into and concluded by and between Party A and Party B in the principles of voluntariness, equality, mutual benefit, honest and credibility upon the consensus reached by them through negotiation, in order to develop a friendly and mutually-beneficial cooperative relationship.

Article 1 Business Scope

Party B shall provide a credit limit to Party A according to this Agreement. Subject to compliance with the provisions of the Agreement and relevant individual agreements, Party A may apply to Party B for revolving, adjustment or one-time use for the purpose of operating short-term loans, overdraft in corporate account, bank acceptance bills, trade financing, guarantees, fund business and other credit business (collectively referred to as "individual credit business").

The trade financing business referred to herein includes opening of international and domestic letters of credit, import and export bill advance, delivery guarantee, export discount under letters of credit, buyer and seller bill advance for domestic letters of credit, negotiation for domestic letter of credit, as well as other international and domestic trade financing businesses.

The guarantee business referred to herein includes issuance of guarantees/standby letters of credit, as well as various other international and domestic guarantee businesses.

Article 2 Types and Amount of Credit Limit

Party B agrees to provide Party A with the following credit limit:
Currency is: RMB.
Amount is: (in words) Eighty Million Yuan Only;
(in figures) ￥ 80,000,000.00.

The specific type and amount are as follows:

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

1. The loan limit is RMB 80 million, including:

(1) A short-term working capital loan limit of RMB 80 million;

(2) /.

Article 3 Use of Credit Limit

1. Party A may use corresponding limit, during the using period of the credit limit specified herein, according to the following method (1), within the limit for various individual credit business specified herein:

(1) Revolving use. The specific type of credit limit included is: a limit on short-term working capital loan.

(2) One-time use. The specific type of credit limit included is:/ .

If Party A needs to adjust the use of the business-related credit limit specified in Article 2, it shall apply to Party B in writing, and Party B shall decide whether to adjust it and the specific measures for adjustment, and notify Party A in writing.

2. The credit balance of Party A already occurred in Party B as of the effectiveness date hereof based on the previously effective Line of Credit Agreement or similar agreements and their individual agreements shall be deemed to be credited hereunder, and occupy the credit limit under the Agreement.

Article 4 Occupation Method of the Amount of Credit Limit

There are three ways to occupy the amount of the credit limit specified in Article 2 hereof:

1. Non-occupation: It refers to the business under an individual agreement that Party A offers a sufficient amount of margin or cash equivalents (including but not limited to national debts and deposit receipt) as pledge guarantee, or the credit risks of such business is fully transferred to a financial institution recognized by Party B (including but not limited to the pledge for bank acceptance bill provided by Party A to a financial institution recognized by Party B for acceptance), and the amount of credit limit agreed in Article 2 hereof is not occupied.

2. Partial occupation: It refers to the business under an individual agreement (except for short-term loan business), in which the part covered by the guarantee offered by Party A by pledging security deposit or cash equivalents (including but not limited to national debts and deposit receipt) and the part of such business which credit risks are transferred to a financial institution recognized by Party B (credit risks transferred to a financial institution recognized by Party B cover but are not limited to the pledge of the bank acceptance bill provided by Party A to a financial institution recognized by Party B for acceptance) shall not occupy the amount of credit limit specified in Article 2 hereof; The part uncovered by the guarantee provided by pledging the margin or cash equivalents as well as the part of the business which credit risks are not transferred to a financial institution recognized by Party B shall occupy the amount of the credit limit specified in Article 2 hereof.

3. Full occupation: It refers to the businesses other than that specified in the above item 1 and 2, which occupy the amount of credit limit specified in Article 2 hereof.

The aforementioned individual agreements shall be subject to the unified management hereunder, shall constitute integral parts hereof, and shall be bound by this Agreement, except as otherwise agreed in such individual agreements.

This provision shall also apply to the method for occupying the balance of the credit limit already occurred by Party A in Party B as specified in clause 2 of Article 3 hereof.

Article 5 Agreements to be Signed for Operating Individual Credit Business

Party A shall submit corresponding Application Form to Party B and/or sign corresponding contract/agreement with Party B (collectively referred to as “Individual Agreement”) if it applies to Party B for an individual credit business hereunder.

Article 6 Use Term of Credit Limit

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

The use term of the credit limit determined in Article 2 of this Agreement shall be from the effectiveness date hereof to July 24, 2025.

When the use term of the credit limit mentioned in the preceding paragraph expires, a supplementary agreement may be signed in writing to specify a new credit limit and its use term, etc. if Party B will continue providing the credit limit to Party A upon the consensus reached by both parties through negotiation. This supplementary agreement shall constitute an integral part hereof, and any matters not covered thereby shall be governed by the provisions of this Agreement, and it shall have the same legal effect as this Agreement.

Expiration of the use term of the credit limit shall not affect the legal effect of this Agreement, and shall not constitute the ground for termination hereof. The individual credit business already operated by both parties according to this Agreement shall continue to be performed according to this Agreement and relevant individual agreements, and the rights and obligations already occurred shall be fully exercised and fulfilled.

Article 7 Preconditions for Operating Individual Credit Business

To conduct an individual credit business, Party A shall meet the following conditions as required by Party B:

1. The company documents, receipts, seals, list of relevant personnel and signature samples related to signature of this Agreement and individual agreements shall be left to Party B, and relevant certificates shall be filled in properly;

2. Accounts necessary for operating individual credit business shall be opened;

3. The guarantees specified in this Agreement and individual agreements shall have been effectively established;

4. Other prerequisites for operating the business as specified in individual agreements;

5. Other conditions that Party B believes Party A shall meet.

Article 8 Guarantee

Both parties agree to offer guarantee for Party A’s debts to Party B under this Agreement and individual agreements by adopting the following method:

■ Maximum mortgage

(1) Gemstar Technology (Yangzhou) Co. Ltd. shall provide the maximum mortgage, and sign corresponding maximum mortgage contract.

■ For operating individual credit business, corresponding guarantee contracts shall be signed for such business agreement.

If Party A or the Guarantor experiences an event that Party B considers may affect their ability to perform, or if the guarantee contract becomes invalid, revoked or terminated, or if the financial condition of Party A or the Guarantor deteriorates or becomes involved in major litigation or arbitration cases, or if the accounts of Party A or the Guarantor are sealed, or for other reasons that may affect their ability to perform, or if the Guarantor breaches the guarantee contract or other contracts with Party B, or if the collateral depreciates, is damaged, lost or sealed, resulting in a decrease or loss of the guarantee value, Party B has the right to demand, and Party A has the obligation to provide new guarantees, replace Guarantors, etc. to guarantee the debts under the Agreement.

Article 9 Statements and Undertakings

Party A represents as follows:

1. Party A is legally registered and existing lawfully, and has the full capacity for civil rights and civil conduct necessary for signature and performance hereof;

2. Signature and performance of this Agreement and individual agreements are based on the true intention of Party A, and have been legally and validly authorized according to its Articles of Association or other internal governing documents, and will not be in breach of any agreement, contract and other legal documents that are binding on Party A. Party A has

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
obtained or will obtain all the relevant approvals, permits, filing or registration necessary for signature and performance hereof;

3. Any and all documents, financial statements, vouchers and other information provided by Party A to Party B under this Agreement and individual agreement are true, complete, accurate and valid;

4. The transaction background of Party A's application to conduct business with Party B is true, legal, and does not involve illegal purposes such as money laundering, terrorist financing, financing for the proliferation of weapons of mass destruction, tax evasion, fraud, etc., and does not violate the United Nations, China and other applicable sanctions;

5. Party A has not concealed from Party B events that may affect its and the Guarantor's financial position and contractual capacity.

6. The purpose of the loan and the source of repayment are true and legitimate.

Party A states as follows:

1. According to the requirements of Party B, Party A shall regularly or promptly submit its financial statements (including but not limited to annual reports, quarterly reports, and monthly reports) and other relevant materials to Party B;

2. Party A shall accept and cooperate with Party B in the inspection and supervision of its use of the credit limit and related production, operation and financial activities;

3. If Party A signs a counter guarantee contract or similar contract with the Guarantor of this Agreement regarding its guarantee obligations, the contract will not prejudice any rights of Party B under this Agreement;

4. Prior to any merger, division, capital reduction, equity transfer, external investment that may affect its debt paying ability, provision of guarantees, substantial increase in debt financing, major asset and debt transfer, or other significant matters, Party A shall obtain the written consent of Party B in advance;

Party A shall timely notify Party B in case of:

A.A. Any change in the Articles of Association, business scope, registered capital or legal representative of Party A or Guarantor;
B.B. Any form of joint operation, joint venture with foreign investors, cooperation, contracted operation, reorganization, restructuring, listing plan or other change in business mode;
C.C. Being involved in any material lawsuit or arbitration cases, or sealing up, seizure or supervision of or on any properties or collateral, or establishment of any new guarantee over the collateral;
D.D. Going out of business, dissolution, liquidation, winding up, revocation, revocation of business license, (being filed) filing for bankruptcy, or otherwise;
E.E. That any shareholder, director and current senior officer is suspected of gross cases or financial disputes;
F.F. That Party A commits any event of default under other contracts;
G.G. Any operating difficulty and deterioration of financial position;
H.H. Other significant adverse events that affect Party A’s ability to repay debts.

5. For matters not specified in this Agreement or individual agreements, Party A agrees to handle them in accordance with Party B's relevant regulations and business practices;

6. Party A will not use the funds obtained under this Agreement and individual agreements for refinancing or purchasing other financial products for arbitrage, for illegally adding implicit local government debt, or for inflating fiscal revenue;

7. Party A shall cooperate with Party B to conduct due diligence work, provide and update information on the institution and its beneficial owners, and provide background information on the transaction;

8. Party A shall submit its environmental (climate), social, and governance risk report to Party B. Party A declares and guarantees to strengthen environmental (climate), social, and governance risk management, and promises to accept the supervision of Party B. If Party A violates the aforementioned agreement, it shall constitute or be deemed as an event of default under this Agreement, and Party B may take remedial measures for breach of contract in accordance with the provisions of this Agreement.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
9. Party A undertakes that: (1) During the period of credit granted by Party B, the actual controller of Party A shall not be changed, otherwise it shall be regarded as a breach of contract and Party B shall have the right to recover the credit in advance; (2) If Party A stops production due to the occurrence of safety production and environmental protection accidents caused by the enterprise, Party B shall only accept the credit until the rectification is completed.

Article 10 Related Parties in Party A’s Group and Disclosure of the Transactions made with Related Party

Both parties agree that the following clause 1 shall apply:

1. Party A does not belong to the Group customers as determined by Party B in accordance with the Guidelines for the Risk Management by Commercial Banks for Granting Credit to Customer Groups (CBRC Order 2010 No. 4) (hereinafter referred to as “Guidelines”).

2. Party A belongs to the Group customer as determined by Party B in accordance with the Guidelines. Party A shall timely report to Party B the transactions made with related parties with an amount of more than ten percent (10%) of net assets i n accordance with Article 17 of the Guidelines, including the relation of the parties to the transaction, the items and nature of the transactions, the amount or corresponding percentage of the transactions, and pricing policies (including the transactions for which there is no amount or there is only a nominal amount).

Article 11 Event of Default and Handling

Any of the following events shall constitute or be deemed as an event of default by Party A under this Agreement and individual agreements:

1. Party A fails to fulfill its payment and settlement obligations to Party B in accordance with the provisions of this Agreement or individual agreements;

2. Party A fails to use the funds obtained for the agreed purpose in accordance with this Agreement and the individual agreement, or Party A uses the obtained funds for refinancing or purchasing other financial products for arbitrage, or Party A violates the rules to increase the hidden debts of local governments, or Party A misappropriates the funds obtained to inflate fiscal revenue;

3. The statements made by Party A in this Agreement or individual agreements are untrue or have not complied with the commitments made in this Agreement or individual agreements;

4. In the event of the circumstances specified in Article 9, Paragraph 2, Item 4 of the "Undertaking of Party A" of this Agreement, Party B believes that it may affect Party A's financial condition and performance ability, or may affect the financial condition and performance ability of the Guarantor, and Party A fails to provide new guarantees or replace Guarantors in accordance with the provisions of this Agreement;

5. The credit status of Party A has declined;

6. Party A ceases to operate or an event of dissolution, revocation or bankruptcy occurs;

7. Party A refuses to cooperate with Party B to carry out due diligence, Party A or its counterparty is suspected of money laundering, terrorist financing, nuclear weapons proliferation, violation of sanctions, or other violations of laws and regulations, or Party A and the Guarantor are included in the United Nations, China and other applicable sanctions lists;

8. Party A violates other provisions on the rights and obligations of the parties in this Agreement or single agreements;

9. Party A has an event of default under other contracts with Party B or other institutions of Bank of China Limited;

10. The Guarantor breaches the terms of the security contract or has an event of default under another contract with Party B or another institution of Bank of China Limited.

In case of any event of default as provided for in the preceding paragraph, Party B shall be entitled to take the following measures separately or simultaneously depending on the situation:

1. Requiring Party A and the Guarantor to correct their defaulting behavior within a stipulated time;
2. Reducing, suspending or terminating the credit limit to Party A, in whole or in part;

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
3. Suspending or terminating, in whole or in part, acceptance of Party A's business applications under this Agreement, individual agreements, other agreements between Party A and Party B, etc.; suspending, or terminating, in whole or in part, the issuance and processing of the loans not yet issued or the trade financing and guarantee businesses not yet processed;

4. Announcing that the principal of the outstanding loans, trade financing amount and principal and interest of guarantee advances and other payable amounts under this Agreement, individual agreements, or other agreements between Party A and Party B become due immediately in whole or in part;

5. Terminating or cancelling this Agreement, or terminating or cancelling individual agreements or other agreements between Party A and Party B fully or partially;

6. Requiring Party A to compensate Party B for the losses caused by its breach of contract, including but not limited to litigation, attorney’s, notarization, execution and other related costs, expenses and fees occurred for realizing the creditor's rights;

7. Deducting the funds from the accounts opened by Party A with Party B and other institutions of Bank of China Limited to settle all or part of the debts owed by Party A to Party B. The outstanding amount in the account is considered to be prematurely due. If the currency of the account is different from the currency in which Party B's business is denominated, the amount shall be converted at the foreign exchange rate applicable to Party B at the time of deduction;

8. Exercising the security interest.

9. Requiring the Guarantor to assume the guarantee liability.

10. Other measures deemed necessary by Party B.

Article 12 Reservation of Rights

The failure of either party to exercise some or all of its rights under this Agreement or the individual agreement, or to request the other party to perform or assume some or all of its obligations or liabilities, shall not constitute a waiver of such rights or a waiver of such obligations or liabilities.

Any tolerance, rollover or postponement of the exercise of rights under this Agreement or the individual agreement by one party to the other party shall not affect any rights it enjoys under this Contract and laws and regulations, nor shall it be deemed as a waiver of such rights.

Article 13 Revision, Amendments, Termination and Partial Invalidity
This Agreement may be changed or amended in writing by mutual agreement, and any change or amendment shall constitute an integral part of this Agreement.

Unless otherwise provided by laws and regulations or agreed upon by the parties, this Agreement shall not be terminated until all rights and obligations under it and all individual agreements have been fully fulfilled.

Unless otherwise provided by laws and regulations or agreed by the Parties, the invalidity of any article of this Agreement shall not affect the legal effect of the other articles.

Article 14 Governing Law and Settlement of Dispute

Unless otherwise agreed by the parties, this Agreement and individual agreements shall be governed by the laws of the People's Republic of China (excluding the laws of the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan region for the purpose of this Agreement and individual agreements).

Unless otherwise agreed by the parties, all disputes arising from conclusion and performance of, or related to, this Agreement or individual agreements after their effectiveness may be settled by both parties through consultation. In case of unsuccessful negotiation, either party may settle it in the following 2 way:

1. Arbitration. It shall be submitted to:

□ China International Economic and Trade Arbitration Commission
□ Beijing Arbitration Commission (Beijing International Arbitration Center)
□/Arbitration Committee

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

for arbitration in / (place of arbitration) in accordance with the then current arbitration rules of such Committee/ Commission effective at the time of applying for arbitration. The arbitral award shall be final and binding on the parties.

2. Lawsuit. The parties may settle it through litigation by choosing a Chinese court through negotiation.

■ A lawsuit may be legally filed with the People's Court in the place where the domicile of Party B or other institution of Bank of China Limited which exercises and fulfills its rights and obligations under this Agreement or individual agreements locates.

□ A lawsuit may be legally filed with China International Commercial Court under The Supreme People's Court of The People’s Republic of China (for any international commercial dispute with a subject matter in the amount of RMB300 million or more).

□ A lawsuit may be legally filed with the competent People's Court.
Other terms and provisions of this Agreement or of individual agreements shall continue to be performed during dispute settlement period, if such dispute does not affect performance of such other terms and provisions.

Article 15 Annexes

The following annexes, as well as other annexes and individual agreements confirmed by both parties, constitute an integral part of this Agreement and have the same legal effect as this Agreement.

Annex 1: Applicable for opening international letter of credit business.
Annex 2: Applicable for import bill advance business.
Annex 3: Applicable for export bill advance business.
Annex 4: Applicable for export discount business under letter of credit.
Annex 5: Applicable for issuing letter of guarantee/standby letter of credit business.
Annex 6: Applicable for opening domestic letter of credit business.
Annex 7: Applicable for domestic letter of credit seller's bill advance business.
Annex 8: Applicable for domestic letter of credit buyer's bill advance business.
Annex 9: Applicable for domestic letter of credit negotiation business.
Annex 10: Applicable for outward remittance financing business.
Annex 11: Applicable for opening back-to-back letter of credit business.
Annex 12: Applicable for outward remittance (domestic trade) financing business.
Annex 13: / .

Article 16 Miscellaneous

1. Party A shall not assign any of its rights or obligations under this agreement or individual agreements to any third party without the written consent of Party B.

2. If Party B needs to entrust other institutions of Bank of China Limited to fulfill the rights and obligations under this Agreement and individual agreements due to business needs, Party A acknowledges this; The other institutions of Bank of China Limited authorized by Party B have the right to exercise all rights under this Agreement and individual agreements, and have the right to file a lawsuit or submit to an arbitration institution for arbitration in case of disputes under this Agreement and individual agreements.

3. Without prejudice to the other terms of this Agreement or individual agreements, this Agreement shall be legally binding on the Parties and their respective legally created successors and assignees.

4. Unless otherwise agreed, both parties shall designate the domicile specified in this Agreement as the communication and contact address, and the effective delivery address confirmed by both parties. The scope of application of the delivery address includes the delivery of various notices, agreements, and other documents during the performance of the contract by both parties, as well as the delivery of relevant documents and legal documents in case of disputes arising from this Agreement (including but not limited to all litigation stages such as arbitration, first instance, jurisdiction objection and reconsideration, second instance, retrial, remand for retrial, and enforcement after civil litigation procedures, and legal documents including but not limited to various notices, arbitration awards, judgments, rulings, mediation agreements, etc.).

Party A agrees that Party B or the arbitration institution or the court may send relevant documents and legal documents to Party A by electronic service through Party A's fax or email address as listed in this Agreement.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

If both the delivery address and electronic delivery method are agreed upon at the same time, either method can be chosen, and delivery to the address designated by Party A shall have the same legal effect as electronic delivery. If multiple methods are used to deliver the same matter or legal document, they all have the effect of delivery, and the first delivery date shall be deemed as the date of delivery.

If there is any change to the above address or method, the changing party shall notify the other party in writing of the changed address or method 10 working days in advance. In arbitration and civil litigation proceedings, if either party changes their address or method, it shall fulfill the obligation to serve notice of the change of address or method to the arbitration institution or court. If one party fails to fulfill the notification obligation in the aforementioned manner, the delivery address or method confirmed in this Agreement shall still be deemed as a valid delivery address or method.

If a legal document cannot be actually received by one party due to inaccurate service address or method provided or confirmed by one party, failure to inform the other party and the court in a timely manner in accordance with procedures after the change of address or method of service, or refusal of the designated recipient to sign for receipt, etc., the date of service shall be deemed to be the date on which the document is returned; Where service is made directly, the date on which the person delivering the service indicates the circumstances on the receipt of service on the spot shall be deemed to be the date of service; If it is delivered electronically, it shall be deemed to be the date of delivery from the date of entering the system designated by Party A.

The provisions regarding the delivery address of relevant documents and legal documents in this clause are independent provisions of this Agreement regarding the confirmation of valid delivery addresses; If this Agreement is confirmed to be invalid or revoked in whole or in part, this clause shall remain valid.

5. The headings and business names under this Agreement are used for convenience of reference only and shall not be used to interpret the content of the terms and the rights and obligations of the Parties.

6. If Party B is unable to perform this Agreement or to perform in accordance with this Agreement due to changes in laws, regulations or regulatory requirements, Party B shall be entitled to terminate or change the performance of this Agreement and the individual agreements hereunder in accordance with changes in laws, regulations or regulatory requirements. If the termination or modification of this Agreement or any individual agreement under it due to such reasons results in the inability of Party B to perform or comply with the provisions of this Agreement or any individual agreement under it, Party B shall be exempted from liability.

7. Party A may consult and complain about this Agreement and the business and fees under this Agreement through the contact phone number of Party B listed in this Agreement.

8. According to laws, regulations, and regulatory provisions, in view of the financial products or services related to the credit business applied for by Party B, Party A agrees and authorizes Party B to collect, query, store, use, process, transmit, provide, and delete the following relevant information of Party A during the due diligence, review and approval, business processing, financing disbursement, post loan management, collateral registration and disposal, and debt collection process of the relevant financial products and services, including:

(1) The relevant information of Party A in the financial credit information basic database and other legally established credit information databases.

(2) Party A's industrial and commercial registration information, customs import and export information, tax payment information, invoice information, financial information, water and electricity fee payment situation and data, payroll information, communication fee payment information, POS receipt data, Internet credit information, payment and settlement information, mortgage and pledge information, and other relevant information of the unit held by third-party institutions.

(3) Party A's public security involvement information, litigation or arbitration information, asset seizure, detention or compulsory execution situation, court litigation judgment, arbitration award, administrative penalty, social security payment, etc.

(4) The information generated or obtained by Party B during the provision of financial products or services to Party A.

(5) For the avoidance of ambiguity, the relevant information does not include any information that can be obtained through public channels.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

Party A agrees and authorizes Party B to collect, query, store, use, process, transmit, provide and delete the above information, specifically including:

(1) Retrieve relevant information of Party A through the financial credit information basic database and other legally established credit information databases.

(2) Provide the information related to this Agreement and other relevant information of Party A to the financial credit information basic database and other legally established credit information databases for qualified institutions or individuals to query and use in accordance with the law.

(3) Share the above relevant information internally among members of Party B's group to meet the needs of post grant management, as well as legal and regulatory requirements for unified credit management of Party A.

(4) Provide the above relevant information to the relevant third-party organizations according to the needs of credit business processing, debt collection, debt transfer and post-grant management.

The validity period of this authorization shall be until the date when Party A settles all credit within the scope of Party B's group.

Article 17 Effectiveness of the Agreement

This Agreement shall come into effect from the date when it is signed and affixed with official seals by the legal representatives or persons in charge of Party A and Party B or their authorized signatories.

This Agreement is made in triplicate, with both parties and the Guarantor holding one, which shall have equal legal force.

Gemstar Technology (Yangzhou) Co. Ltd.

Authorized Signatory: /s/ Chi Kong Szeto

Dated August 29, 2024

Bank of China Limited, Baoying Sub-branch

Authorized Signatory: /s/ Jun Tao

Dated August 29, 2024

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
Annex 1: Applicable for opening international letter of credit business

1. In case of any inconsistency between the provisions of this Annex and the Line of Credit Agreement (hereinafter referred to as the "Agreement"), the provisions of this Annex shall prevail.

2. The application for opening a letter of credit from Party A to Party B shall meet the prerequisite conditions specified in the Agreement.

3. Party A agrees that Party B shall handle all matters under the letter of credit in accordance with the Uniform Customs and Practice for Documentary Credits (UCP500/UCP600, the same below) of the International Chamber of Commerce, and shall assume the obligations and liabilities arising from that.

4. Opening and amendment of letter of credit:

(1) If Party B accepts Party A's application to open a letter of credit, Party B shall issue the letter of credit in accordance with the Application for Opening an International Letter of Credit submitted by Party A, and the final content shall be subject to the letter of credit issued by Party B.

(2) The Party B's request for Party A to submit documents or files related to the opening of the letter of credit, such as trade contracts, shall not be interpreted as Party B's obligation to open the letter of credit in accordance with such documents or files.

(3) If Party A needs to modify the letter of credit, it shall submit an International Letter of Credit Amendment Application to Party B. Party A agrees that Party B shall handle the modification matters under the letter of credit in accordance with the above-mentioned Uniform Customs and Practice for Documentary Credits, and shall assume the obligations and liabilities arising from that. Once the amendment to the letter of credit is issued, it shall be binding on Party A.

(4) Party B has the independent right to make judgments on the amendment of the letter of credit. Party B has the right to refuse the amendment application submitted by Party A and also has the right to make suggestions on the amendment content. If the amendment of the letter of credit involves amounts, currencies, interest rates, terms, etc., and Party B believes that it increases the obligations of the Guarantor, Party B has the right to request Party A to increase the guarantee deposit and/or require Party A to obtain the signature and consent of the Guarantor on the Application for Amending an International Letter of Credit, and/or provide the maximum amount of deposit guarantee and/or other guarantees. Otherwise, Party B has the right to refuse Party A's amendment application.

(5) The amendment of the letter of credit shall not change Party A's other rights and obligations under this Agreement and this Annex.

(6) The contents related to the letter of credit in the Application for Opening an International Letter of Credit and Application for Amending an International Letter of Credit shall be filled in English. If any ambiguity arises due to unclear handwriting or ambiguous meanings in the application, all responsibilities arising from that shall be borne by Party A.

(7) Party A shall pay all expenses incurred by Party B in opening and amending the letter of credit on time (including relevant bank fees that the foreign beneficiary refuses to bear), and the billing method shall be implemented in accordance with the regulations of Party B.

5. External payment under letter of credit:

(1) During the validity period of the letter of credit, upon receipt of the notice of arrival from Party B, Party A shall notify Party B of the document handling opinions within the time specified in the notice. Otherwise, it shall be deemed that Party A has no objection to the documents and agrees to Party B's external payment/acceptance/commitment to payment; If Party A notifies Party B to accept the documents within the time specified in the notice of receipt, and Party B agrees with Party A's document processing suggestions, Party B may proceed with external payment/acceptance/commitment payment. Party A shall deposit the reserve funds in accordance with the provisions of the Application for Opening an International Letter of Credit.

If Party A notifies Party B to accept the documents, but Party B disagrees with Party A's handling of the documents, Party B has the right to decide whether to refuse payment based solely on whether the documents match; If Party A agrees to provide sufficient security deposit or other payment guarantee to Party B, Party B has the right to decide whether to waive the right to refuse payment to the outside or retain the right to refuse payment on its own depending on the situation.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

(2) If Party A believes that there are discrepancies in the documents and requests to refuse external payment/acceptance/commitment payment to Party B within the time specified in the notice of receipt, Party A shall list all discrepancies at once and submit two copies of the refusal reason letter stamped with Party A's reserved seal. Party B shall have the right to regard any discrepancy raised by Party A in the statement of reasons for refusal of payment as all discrepancy raised by Party A in the documents. If Party B agrees with the discrepancies raised by Party A, it may handle external refusal of payment; If Party B, based on international practice, finds that the discrepancies listed by Party A are not valid, or if the discrepancies listed are non substantial and insufficient to constitute a reason for refusal, Party B has the right to decide to make external payment/acceptance/commitment payment, and directly make external payment with the reserve funds deposited by Party A. Party A shall assume all obligations and liabilities arising from that.

(3) If Party B advances the payable due to insufficient reserve payment deposited by Party A, Party A shall repay the said amount. The interest rate and calculation of interest on the advance shall be handled according to the provisions of the corresponding application form.

6. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) After the issuance of the letter of credit, if there are any modifications related to the letter of credit in the import and export trade contract, Party A shall immediately notify Party B in writing;

(2) After Party B advances, accepts, or undertakes the payment, Party B shall have the right to dispose of the entire set of documents/goods under the letter of credit or any other security or property rights that may be enjoyed in accordance with any applicable laws and regulations. If according to applicable laws, regulations, or opinions of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the letter of credit belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws, and acknowledges all acts and omissions of Party B in disposing of the documents/goods. If the right to dispose of the entire set of documents/goods under the letter of credit belongs to Party B according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, Party B shall retain such right until Party A redeems the documents or fully repays Party B's advance payment.

For the usance bills of exchange accepted by Party B or confirmed deferred payments, Party A shall not request Party B to stop payment for any reason, and shall waive the right to apply to the people's court for freezing or file a lawsuit to stop payment under the letter of credit for any reason within the scope permitted by laws and regulations.

(3) The risks of loss, delay, error, omission, damage, etc. of business correspondence and documents under the letter of credit during postal, telecommunication or other transmission processes, as well as the risks arising from the use of third-party services by Party B, shall be borne by Party A.

7. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Opening an International Letter of Credit and the Application for Amending an International Letter of Credit.

Annex 2: Applicable for import bill advance business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The Party A's application to Party B for import bill advance business shall meet the prerequisite conditions specified in the Agreement.

3. If Party B accepts Party A's application for import bill advance, Party B shall pay the bill advance amount to the presenting bank in accordance with the currency and amount agreed upon in the Import Bill Advance Application Form accepted by Party B.

4. Party A hereby acknowledges that:

(1) Party B has the right to dispose of the full set of documents/goods under the import bill advance business or any other possible security or property rights that can be enjoyed in accordance with any applicable laws and regulations. If

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the import bill advance business belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws and regulations, and acknowledges all actions and omissions of Party B in disposing of the documents/goods. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the import bill advance business belongs to Party B, Party B shall retain such right until Party A fully repays the bill of lading financing provided by Party B.

(2) Party A applies to Party B to hold documents/goods and repay Party B's bill of lading financing with sales proceeds, acting as the trustee of Party B, including but not limited to safeguarding relevant documents, handling warehousing, storage, transportation, processing, sales, and insurance related matters of the goods under the documents, safeguarding sales proceeds or depositing the proceeds into the account designated by Party B. When selling goods to a third party, Party A shall indicate this identity to the third party.

(3) All expenses incurred during the storage period of the goods by Party A (including but not limited to insurance, warehousing, transportation, dock fees, etc.) shall be borne by Party A; Party A undertakes to insure all possible risks of the goods at the market price of the goods, list Party B as the insured on the original insurance policy, and hand over the original insurance policy to Party B for safekeeping; If the insured goods suffer losses, Party B has the right to directly claim compensation from the insurance company.

(4) Without the permission of Party B, Party A shall not handle the goods by delaying payment or any non-monetary means or below market price. Party A shall not mortgage or pledge the goods to any other person, or subject the goods to any lien. Upon request from Party B, Party A shall submit to Party B the detailed accounts of the goods, any sales revenue, or sales contracts related to the goods; Party B has the right to enter the warehouse at any time to inspect the actual condition of the goods, or to regain possession of the goods.

5. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:
Party A undertakes that the proceeds from the sales of the goods under import shall first be used to repay Party B's financing to Party A.

6. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Import Bill Advance.

Annex 3: Applicable for export bill advance business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The Party A's application to Party B for export bill advance business shall meet the prerequisite conditions specified in the Agreement.

3. If Party B accepts Party A's application for export bill advance, Party B shall pay the bill advance amount to Party A in accordance with the currency and amount agreed upon in the Export Financing Application Form accepted by Party B.

If it is an export bill advance under a letter of credit and both Party A and Party B engage in bundled loan business, Party A agrees that the financing funds obtained from the application for export bill advance will be automatically offset by Party B against the loan principal, interest, and fees provided by Party B to Party A under the bundled loan business, and the remaining balance will be paid to Party A.

4. Party A agrees that Party B will automatically offset Party B's financing to Party A by using the proceeds obtained from sending documents and claiming foreign exchange under export negotiation as the source of negotiation repayment.

5. Party A hereby acknowledges that:

Once Party A delivers the documents to Party B and Party B pays the financing amount to Party A, Party B shall have the right to dispose of the full set of documents/goods under the letter of credit/collection or any other security or property rights that may be enjoyed under any applicable law. This right shall be retained by Party B until its debt is fully repaid.

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For export bills advance that do not match the documents, Party B has the right to demand that Party A repay the bill of lading amount in advance or take other breach relief measures as specified in the Agreement when factors affecting the normal recovery of export goods receivables arise.

6. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) Party A shall provide timely explanations on the sales of goods under the export item as requested by Party B;

(2) If there are serious difficulties in the sale of goods under the export item, Party A shall promptly notify Party B in writing.

7. Except for the circumstances specified in the Agreement, the following situations also constitute or are deemed as a breach of contract by Party A:

(1) Foreign banks or payers refuse, delay or withhold payment due to discrepancies in documents or any other reasons;

(2) The occurrence of turbulence, war, financial crisis, bankruptcy of the issuing bank or payer, force majeure events, etc. in the location of the issuing bank or payer may result in foreign banks or payers refusing to pay, delaying payment, or withholding payment;

(3) Foreign banks or payers may refuse, delay or withhold payment due to loss or delay of documents during mailing, telecommunications errors, etc.

8. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Export Financing Application Form.

Annex 4: Applicable for export discount business under letter of credit

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The Party A's application for export discount under the letter of credit to Party B shall meet the prerequisite conditions specified in the Agreement.

3. If Party B accepts Party A's application for export discount under the letter of credit, Party B shall pay the discount amount to Party A in the currency and amount agreed upon in the accepted Export Financing Application.

4. Party A agrees that Party B will automatically offset Party B's financing to Party A with the proceeds obtained by sending documents for remittance claim as the source of repayment.

5. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) Party A obtains the bill in a legal, good faith, and trustworthy manner;

(2) Party A shall assume all responsibilities for the legality of the basic transaction of the bill of exchange.

6. Except for the circumstances specified in the Agreement, the following situations also constitute or are deemed as a breach of contract by Party A:

(1) The following events occur in the accepting/undertaking bank:

A. The financial condition of the accepting/undertaking bank deteriorates and Party B believes that it will be unable to fulfill its payment obligations;

B. The accepting bank/undertaking bank is or may be dissolved, revoked, closed or declared bankrupt;

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C. The accepting bank/undertaking bank is declared by the court to have its funds frozen or issued with an injunction against payment;

D. The accepting/paying bank notifies that the funds have been frozen by the court, stop payment has been made or other property preservation measures have been taken which may result in failure to make payment on time;

E. The main property of the accepting bank/undertaking bank has been destroyed, or has been seized, impounded, frozen, confiscated, auctioned, sold or expropriated;

F. The accepting bank/undertaking bank is involved in a major lawsuit or arbitration case, which, in Party B's opinion, may affect its ability to fulfill its payment obligations;

G. The accepting bank/undertaking bank is unable to pay the corresponding foreign exchange due to the foreign exchange control of the country where the accepting bank/undertaking bank is located;

H. Political unrest, natural disasters or financial crisis in the country where the accepting bank/undertaking bank is located, which, in Party B's opinion, may lead to its inability to make payment on time;

I. The occurrence of other events in the accepting/paying bank or the country where it is located that Party B believes may affect the solvency of the accepting bank.

7. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Export Financing Application Form.

Annex 5: Applicable for issuing letter of guarantee/standby letter of credit business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The application of Party A to issue a letter of guarantee/standby letter of credit to Party B shall meet the prerequisite conditions specified in the Agreement.

3. Issuance and modification of guarantees/standby letters of credit:

(1) If Party B accepts Party A's application to issue a letter of guarantee/standby letter of credit, it shall issue the letter of guarantee/standby letter of credit as agreed by both parties.

(2) The detailed content of the letter of guarantee/standby letter of credit issued by Party B in response to Party A's application shall refer to the Application for Issuance of Letter of Guarantee/Standby Letter of Credit submitted by Party A to Party B. The final content shall be subject to the letter of guarantee/standby letter of credit issued by Party B.

(3) If Party A needs to modify the letter of guarantee/standby letter of credit, it shall submit an Application for Modification of Letter of Guarantee/Standby Letter of Credit to Party B.

(4) The modification of the letter of guarantee/standby letter of credit involves the amount, currency, interest rate, term, or other terms that Party B deems necessary to increase the guarantee. Party B has the right to request Party A to increase the guarantee deposit and/or require Party A to obtain the signature consent of the counter Guarantor on the Application for Modification of Letter of Guarantee/Standby Letter of Credit, and/or provide the maximum amount of guarantee included, and/or provide other guarantees. Otherwise, Party B has the right to refuse to accept the modification application of Party A.

(5) The amendment of the letter of guarantee/standby letter of credit shall not change Party A's other rights and obligations under this Agreement and this Annex.

4. Party A agrees that during the validity period of the letter of guarantee/standby letter of credit, if there is a claim under the letter of guarantee/standby letter of credit, Party B has the right to directly pay with the reserve amount deposited by Party A, and Party B also has the right to take the initiative to debit Party A's foreign currency or RMB account with Party B as the reserve payment.

If Party B advances the claim due to the insufficient reserve deposited by Party A, Party A shall repay the said amount. Party A shall bear the interest from the date of Party B's advance to the date of Party A's actual repayment, and the

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
interest rate of the advance shall be handled in accordance with the provisions of the Application for Issuing a Letter of Guarantee/Standby Letter of Credit.

5. In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) If the letter of guarantee/standby letter of credit is entrusted to other banks for issuance/transmission, Party A agrees to undertake all risks and responsibilities of Party B to the issuing/transmitting bank under the issuance/transmission of the letter of guarantee/standby letter of credit;

(2) Party A shall immediately notify Party B of any circumstances that affect the guarantee liability of Party B, such as the execution, modification, change, or termination of the underlying contract or transaction on which the guarantee letter/standby letter of credit is based;

(3) Party A shall cooperate with Party B to handle the relevant procedures for performance under the external guarantee;

(4) The risks of loss, delay, error, omission, damage, etc. of business correspondence and documents under the letter of guarantee/standby letter of credit during postal, telecommunication or other transmission processes, as well as the risks arising from the use of third-party services by Party B, shall be borne by Party A;
(5) If the guarantee letter/standby letter of credit has no clear expiration date, applicable foreign laws or customs, or no clear guarantee amount, Party A agrees to compensate Party B for all risks, liabilities, and losses that may arise from this;

6. Other specific matters related to the business under this annex shall be handled in accordance with the provisions of the Application for Opening a Letter of Guarantee/Standby Letter of Credit and the Application for Amending a Letter of Guarantee/Standby Letter of Credit.

Annex 6: Applicable for opening domestic letter of credit business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The application of Party A to open a domestic letter of credit to Party B shall meet the prerequisite conditions specified in the Agreement.

3. Party A irrevocably assumes the following responsibilities:

(1) Party A is willing to comply with the Measures for Settlement by Domestic Letter of Credit (Order No. 10 of the People's Bank of China and the China Banking Regulatory Commission in 2016) and relevant national regulations, agrees that Party B shall handle all matters under the letter of credit in accordance with the Measures for Settlement by Domestic Letter of Credit (Order No. 10 of the People's Bank of China and the China Banking Regulatory Commission in 2016) and relevant national regulations, and agrees to assume all liability arising from that.

(2) Party A guarantees that all the information provided to Party B for the opening of this letter of credit is true, complete and valid, and that the letter of credit opened has a real trade background, if Party A provides Party B with false and/or incomplete and/or invalid information, and/or the letter of credit opened does not have a real trade background, Party A is willing to assume all liability arising from that.

(3) If the goods under the letter of credit are actually under the control of Party A before Party A repays the letter of credit to Party B, Party A promises that the rights to the goods belong to Party B.

(4) Any consequences arising from unclear handwriting or ambiguous meanings in the application form shall be borne by Party A.

4. Opening and amendment of domestic letter of credit:

(1) If Party B accepts Party A's application to open a domestic letter of credit, Party B shall issue the domestic letter of credit in accordance with the Application for Opening an Domestic Letter of Credit submitted by Party A, and the final content shall be subject to the domestic letter of credit issued by Party B.

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(2) The Party B's request for Party A to submit documents or files related to the opening of the domestic letter of credit, such as trade contracts, shall not be interpreted as Party B's obligation to open the domestic letter of credit in accordance with such documents or files.

(3) If Party A needs to modify the domestic letter of credit, it shall submit a Domestic Letter of Credit Amendment Application to Party B. Party A agrees that Party B shall handle the amendment under the domestic letter of credit in accordance with the Measures for Settlement by Domestic Letter of Credit of the People's Bank of China, and assume the obligations and liabilities arising from that. Once the Application for Amendment of Domestic Letter of Credit is issued, it shall be binding on Party A.

(4) Party B has the independent right to make judgments on the amendment of the domestic letter of credit. Party B has the right to refuse the amendment application submitted by Party A and also has the right to make suggestions on the amendment content. If the amendment of the domestic letter of credit involves amounts, terms, etc., and Party B believes that it increases the obligations of the Guarantor, Party B has the right to request Party A to increase the guarantee deposit and/or require Party A to obtain the signature and consent of the Guarantor on the Application for Amending a Domestic Letter of Credit, and/or provide the maximum amount of deposit guarantee and/or other guarantees. Otherwise, Party B has the right to refuse Party A's amendment application.

(5) The amendment of the domestic letter of credit shall not change Party A's other rights and obligations under this Agreement and this Annex.

(6) The contents related to the domestic letter of credit in the Application for Opening a Domestic Letter of Credit and Application for Amending a Domestic Letter of Credit shall be filled in Chinese. If any ambiguity arises due to unclear handwriting or ambiguous meanings in the application, all responsibilities arising from that shall be borne by Party A.

(7) Party A shall pay all expenses incurred by Party B in opening and amending the domestic letter of credit on time (including relevant bank fees that the beneficiary refuses to bear), and the billing method shall be implemented in accordance with the regulations of Party B.

5. Payment under domestic letter of credit:

(1) During the validity period of the domestic letter of credit, upon receipt of the notice of arrival from Party B, Party A shall notify Party B of the document handling opinions within the time specified in the notice. Otherwise, it shall be deemed that Party A has no objection to the documents and agrees to Party B's payment/commitment to payment; If Party A notifies Party B to accept the documents within the time specified in the notice of receipt, and Party B agrees with Party A's document processing suggestions, Party B may proceed with payment/commitment payment. Party A shall deposit the reserve funds in accordance with the provisions of the Application for Opening a Domestic Letter of Credit.

If Party A notifies Party B to accept the documents, but Party B disagrees with Party A's handling of the documents, Party B has the right to decide whether to refuse payment based solely on whether the documents match; If Party A agrees to provide sufficient security deposit or other payment guarantee to Party B, Party B has the right to decide whether to waive the right to refuse payment or retain the right to refuse payment on its own depending on the situation.

(2) If Party A believes that there are discrepancies in the documents and requests to refuse payment/commitment payment to Party B within the time specified in the notice of receipt, Party A shall list all discrepancies at once and submit two copies of the refusal reason letter stamped with Party A's reserved seal. Party B shall have the right to regard any discrepancy raised by Party A in the statement of reasons for refusal of payment as all discrepancy raised by Party A in the documents. If Party B agrees with the discrepancies raised by Party A, it may handle refusal of payment; If Party B, based on practice, finds that the discrepancies listed by Party A are not valid, or if the discrepancies listed are non substantial and insufficient to constitute a reason for refusal, Party B has the right to decide to make payment/commitment payment, and directly make external payment with the reserve funds deposited by Party A. Party A shall assume all obligations and liabilities arising from that.

(3) If Party B advances the payable due to insufficient reserve payment deposited by Party A, Party A shall repay the said amount.

6. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
(1) After the issuance of the domestic letter of credit, if there are any modifications related to the domestic letter of credit in the trade contract, Party A shall immediately notify Party B in writing;

(2) For the delayed payment confirmed by Party B, Party A shall not request Party B to stop payment for any reason, and shall waive the right to apply to the people's court for freezing or file a lawsuit to stop payment under the domestic letter of credit for any reason within the scope permitted by laws, regulations and rules;

(3) The risks of loss, delay, error, omission, damage, etc. of business correspondence and documents under the domestic letter of credit during postal, telecommunication or other transmission processes, as well as the risks arising from the use of third-party services by Party B, shall be borne by Party A.

7. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Opening a Domestic Letter of Credit and the Application for Amending an International Letter of Credit.

Annex 7: Applicable for domestic letter of credit seller's bill advance business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. Seller's bill advance refers to the short-term financing provided by the bank to the seller in domestic letter of credit business with the right of recourse based on the documents submitted by the seller after the seller ships the goods.

3. Prerequisites for the seller's bill advance:

(1) The Party A's application to Party B for seller's bill advance business shall meet the prerequisite conditions specified in the Agreement;

(2) The letter of credit shall declare the application of the Measures for Settlement by Domestic Letter of Credit (Order No. 10 of the People's Bank of China and the China Banking Regulatory Commission in 2016) or the updated version valid on the date of issuance of the letter of credit. The form and content of the letter of credit shall be reviewed and approved by Party B.

4. Application for seller's bill advance

After the Agreement comes into effect, for each application for a seller's bill advance business (hereinafter referred to as "transaction"), Party A shall submit an Application for Seller's Bill Advance under Domestic Letter of Credit.

Each transaction under this Annex is independent of each other and shall comply with this Annex, relevant letters of credit, and Party A's application.

5. Payment

If Party B accepts Party A's application for seller's bill advance, Party B shall pay the bill advance amount to Party A in accordance with the agreed amount in the Application for Seller's Bill Advance under Domestic Letter of Credit accepted by Party B.

The specific matters related to the deadline for bill of lading shall be executed in accordance with the provisions of the Application for Seller's Bill Advance under Domestic Letter of Credit under this agreement.

6. Party A agrees that Party B will automatically offset Party B's financing to Party A by using the proceeds obtained from sending documents and claiming foreign exchange under seller's negotiation as the source of negotiation repayment.

7. Interest and fees

To facilitate the transaction, Party A agrees to pay interest and fees to the negotiating bank, in accordance with the provisions of the Application for Seller's Bill Advance under Domestic Letter of Credit under this Annex.

8. Party A hereby acknowledges that:

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Once Party A delivers the documents to Party B and Party B pays the financing amount to Party A, Party B shall have the right to dispose of the full set of documents/goods under the domestic letter of credit or any other security or property rights that may be enjoyed under any applicable law. This right shall be retained by Party B until its debt is fully repaid.

For the seller's bill advance that does not match the documents, Party B has the right to request Party A to repay the bill advance amount in advance or take other breach relief measures as specified in the Agreement when there are factors affecting the normal recovery of the seller's goods receivables under the domestic letter of credit.

If the payer of the letter of credit refuses to pay, delays payment or withholds payment due to discrepancies in the documents, loss or delay of the documents during mailing, telecommunications errors or any other reasons other than Party B, Party B may claim all financing funds or insufficient principal, interest, fees and all losses from Party A. Party B also has the right to choose to handle the documents and goods under the seller's bill advance in this Annex by itself, and receive compensation from the proceeds, and has the right to claim the insufficient part from Party A.

If the income obtained by Party B from sending documents for payment or handling documents and goods on its own is insufficient to fully repay the financing funds, Party B has the right to actively deduct from the account opened by Party A with Party B or other receipts. When Party B directly deducts funds from Party A's account in accordance with the relevant provisions of this Annex, if the currency of the account is different from the business valuation currency, it shall be converted at the exchange rate applicable to Party B at the time of deduction.

9. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) Party A shall provide timely explanations on the sales of goods under the domestic letter of credit seller as requested by Party B;

(2) If there are serious difficulties in the sale of goods under the domestic letter of credit seller, Party A shall promptly notify Party B in writing.

10. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Seller's Bill Advance under Domestic Letter of Credit.

Annex 8: Applicable for domestic letter of credit buyer's bill advance business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. Buyer's bill advance is a short-term financial facility provided by Party B to Party A in domestic letter of credit business upon receipt of a bill advance from the negotiating or delivering bank, at the request of Party A, for the purpose of paying the amount under the bill advance.

3. Prerequisites for bill advance:

(1) The Party A's application to Party B for buyer's bill advance business shall meet the prerequisite conditions specified in the Agreement.

(2) The letter of credit shall declare the application of the Measures for Settlement by Domestic Letter of Credit (Order No. 10 of the People's Bank of China and the China Banking Regulatory Commission in 2016) or the updated version valid on the date of issuance of the letter of credit. The form and content of the letter of credit shall be reviewed and approved by Party B.

4. Application for buyer's bill advance

For each application for a buyer's bill advance business (hereinafter referred to as "transaction"), Party A shall submit an Application for Buyer's Bill Advance under Domestic Letter of Credit.

Each transaction under this Annex is independent of each other and shall comply with this Annex, relevant letters of credit, and Party A's application.

5. Payment

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business

After the prerequisite conditions for bill advance are met, Party B accepts Party A's application for buyer's bill advance. Party B shall pay the amount under the letter of credit on behalf of Party A in accordance with the agreed amount in the Application for Buyer's Bill Advance under Domestic Letter of Credit accepted by Party A.

The specific matters related to the deadline for bill of lading shall be executed in accordance with the provisions of the Application for Buyer's Bill Advance under Domestic Letter of Credit under this Agreement.

6. Party A hereby acknowledges that:

(1) Party B has the right to dispose of the full set of documents/goods under the buyer's bill advance business or any other possible security or property rights that can be enjoyed in accordance with any applicable laws and regulations. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the buyer's bill advance business belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws and regulations, and acknowledges all actions and omissions of Party B in disposing of the documents/goods. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the buyer's bill advance business belongs to Party B, Party B shall retain such right until Party A fully repays the bill of lading financing provided by Party B.

(2) Party A applies to Party B to hold documents/goods and repay Party B's bill of lading financing with sales proceeds, acting as the trustee of Party B, including but not limited to safeguarding relevant documents, handling warehousing, storage, transportation, processing, sales, and insurance related matters of the goods under the documents, safeguarding sales proceeds or depositing the proceeds into the account designated by Party B. When selling goods to a third party, Party A shall indicate this identity to the third party.

(3) All expenses incurred during the storage period of the goods by Party A (including but not limited to insurance, warehousing, transportation, dock fees, etc.) shall be borne by Party A; Party A undertakes to insure all possible risks of the goods at the market price of the goods, list Party B as the insured on the original insurance policy, and hand over the original insurance policy to Party B for safekeeping; If the insured goods suffer losses, Party B has the right to directly claim compensation from the insurance company.

(4) Without the permission of Party B, Party A shall not handle the goods by delaying payment or any non-monetary means or below market price. Party A shall not mortgage or pledge the goods to any other person, or subject the goods to any lien. Upon request from Party B, Party A shall submit to Party B the detailed accounts of the goods, any sales revenue, or sales contracts related to the goods; Party B has the right to enter the warehouse at any time to inspect the actual condition of the goods, or to regain possession of the goods.

7. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

Party A promises that the proceeds from the sale of goods under the domestic letter of credit will first be used to repay the financing provided by Party B to Party A.

8. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Buyer's Bill Advance under Domestic Letter of Credit.

Annex 9: Applicable for domestic letter of credit negotiation business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. Negotiation refers to the act of Party B paying the consideration to Party A after deducting the negotiation interest, provided that the documents match. Negotiation is limited to negotiable deferred payment documentary credits.

3. Prerequisites for negotiation:

(1) The Party A's application to Party B for negotiation business shall meet the prerequisite conditions specified in the Agreement;

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(2) Party A shall submit a written application for negotiation;

(3) Party A has filled in the relevant vouchers as required by Party B and provided relevant documents and materials according to Party B's requirements;

(4) Party A has completed the necessary legal and administrative approval procedures for the performance of the negotiation, and submitted the corresponding approval documents to Party B for inspection. Party B has the right to require Party A to provide a copy of the approval document or a copy consistent with the original;

(5) The letter of credit shall state the application of the Measures for Settlement by Domestic Letter of Credit (Order No. 10 of the People's Bank of China and the China Banking Regulatory Commission in 2016) or the updated version valid on the date of issuance of the letter of credit. The form and content of the letter of credit shall be reviewed and approved by Party B;

(6) Party A shall submit the documents within the presentation period and validity period of the letter of credit. When submitting the documents, Party A shall submit the complete letter of credit and amended original to Party B, and the documents shall be verified by Party B to be consistent;

(7) The letter of credit should be a negotiable deferred payment documentary credit and designate Party B as the negotiating bank.

4. Application for negotiation

After the Agreement comes into effect, for each application for negotiation business (hereinafter referred to as "transaction"), Party A shall submit Application for Domestic Letter of Credit Negotiation.

Each transaction under this Annex is independent of each other and shall comply with this Annex, relevant letters of credit, and Party A's application.

5. Payment

If Party B accepts Party A's application for negotiation, Party B shall pay the negotiation amount to Party A in accordance with the agreed amount in the Application for Domestic Letter of Credit Negotiation accepted by Party B.

he negotiation period and other related matters shall be executed in accordance with the provisions of the Application for Domestic Letter of Credit Negotiation.

6. Party A agrees that Party B shall automatically offset the financing received by Party B from Party A by using the proceeds from the payment of documents, bills, and foreign exchange under negotiation as the source of repayment.

7. Interest and fees

To facilitate the transaction, Party A agrees to pay interest and fees to the negotiating bank, in accordance with the provisions of the Application for Domestic Letter of Credit Negotiation under this Annex.

8. Party A hereby acknowledges that:

Once Party A delivers the documents to Party B and Party B pays the financing amount to Party A, Party B shall have the right to dispose of the full set of documents/goods under the domestic letter of credit or any other security or property rights that may be enjoyed under any applicable law. This right shall be retained by Party B until its debt is fully repaid.

If the payer of the letter of credit refuses to pay, delays payment or withholds payment due to discrepancies in the documents, loss or delay of the documents during mailing, telecommunications errors or any other reasons other than Party B, Party B may claim all financing funds or insufficient principal, interest, fees and all losses from Party A. Party B also has the right to choose to deal with the documents and goods under the negotiation of this Annex by itself, and receive compensation from the proceeds, and has the right to claim the insufficient part from Party A.

If the income obtained by Party B from sending documents for payment or handling documents and goods on its own is insufficient to fully repay the financing funds, Party B has the right to actively deduct from the account opened by Party A with Party B or other receipts. When Party B directly deducts funds from Party A's account in accordance with the relevant provisions of this Annex, if the currency of the account is different from the business valuation currency, it shall be converted at the exchange rate applicable to Party B at the time of deduction.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
9. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) Party A shall provide timely explanations on the sales of goods under the domestic letter of credit seller as requested by Party B;

(2) If there are serious difficulties in the sale of goods under the domestic letter of credit seller, Party A shall promptly notify Party B in writing.

10. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Domestic Letter of Credit Negotiation.

Annex 10: Applicable for outward remittance financing business

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. Outward remittance refers to Party A, as the payer in the signed contract, pays by bank remittance according to the provisions of the contract. Outward remittance financing, in this Annex and related documents, refers to the provision of short-term fund financing services to Party A by Party B based on Party A's application and valid vouchers and commercial documents provided by Party A, under the outward remittance settlement method.

3. The Party A's application to Party B for conducting outward remittance financing business shall meet the prerequisite conditions specified in the Agreement.

4. If Party B accepts Party A's application for outward remittance financing, Party B shall remit the financing funds to the payee indicated in the remittance application submitted by Party A in accordance with the currency and amount specified in the accepted Application for Outward Remittance Financing.

5. The provision of any documents by Party A to Party B as requested by Party B shall not be construed as Party B's obligation or responsibility to review the authenticity and legality of Party A's transactions;

6. Party A hereby acknowledges that:

(1) Party B has the right to dispose of the full set of documents/goods under the outward remittance financing business or any other possible security or property rights that can be enjoyed in accordance with any applicable laws and regulations. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the outward remittance financing business belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws and regulations, and acknowledges all actions and omissions of Party B in disposing of the documents/goods. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the outward remittance financing business belongs to Party B, Party B shall retain such right until Party A fully repays the financing provided by Party B.

(2) Party A applies to Party B to hold documents/goods and repay Party B's financing with sales proceeds, acting as the trustee of Party B, including but not limited to safeguarding relevant documents, handling warehousing, storage, transportation, processing, sales, and insurance related matters of the goods under the documents, safeguarding sales proceeds or depositing the proceeds into the account designated by Party B. When selling goods to a third party, Party A shall indicate this identity to the third party.

(3) All expenses incurred during the storage period of the goods by Party A (including but not limited to insurance, warehousing, transportation, dock fees, etc.) shall be borne by Party A; Party A undertakes to insure all possible risks of the goods at the market price of the goods, list Party B as the insured on the original insurance policy, and hand over the original insurance policy to Party B for safekeeping; If the insured goods suffer losses, Party B has the right to directly claim compensation from the insurance company.

(4) Without the permission of Party B, Party A shall not change the payment method in the contract, delay payment, or handle the goods in any non-monetary way or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any other person, or subject the goods to any lien. Upon request from Party B, Party A shall submit to

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
Party B the detailed accounts of the goods, any sales revenue, or sales contracts related to the goods; Party B has the right to enter the warehouse at any time to inspect the actual condition of the goods, or to regain possession of the goods.

(5) The currency used by Party A to fulfill its repayment obligations shall be the same as the currency used by Party B for business valuation. When Party B voluntarily deducts funds from Party A's account in accordance with the relevant provisions of this agreement, if the currency of the account is different from the business valuation currency, it shall be converted at the exchange rate announced by Party B on the day of deduction.

7. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

Party A undertakes that the proceeds from the sales of the goods under import shall first be used to repay Party B's financing to Party A.

Party A shall exercise prudence and diligence in handling the imported goods under this financing contract. The contract for handling goods shall require the buyer of the goods to directly transfer the payment to the account of Party B for the purpose of repaying the financing principal, interest, and other expenses under this Agreement.

8. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Outward Remittance Financing.

Annex 11: Applicable for opening back-to-back letter of credit business

1. In case of any inconsistency between the provisions of this Annex and the Line of Credit Agreement (hereinafter referred to as the "Agreement"), the provisions of this Annex shall prevail.

2. The application of Party A to open a back-to-back letter of credit to Party B shall meet the prerequisite conditions specified in the Agreement. Back-to-back letter of credit refers to a bank issuing another independent letter of credit (i.e. back-to-back letter of credit, abbreviated as back-to-back L/C) to its upstream seller based on a letter of credit (i.e. main letter) issued by a downstream buyer's bank with the intermediary as the beneficiary, which has been received by the intermediary.

3. Party A agrees that Party B shall handle all matters under the letter of credit in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (□UCP600/□UCP600 and eUCP2.1, or the latest version valid on the date of issuance of the letter of credit, the same below), and assume all obligations and liabilities arising from that.

4. Opening and modification of back-to-back letter of credit:

(1) If Party B accepts Party A's application to open a back-to-back letter of credit, it shall issue a back-to-back letter of credit in accordance with the Application for Opening a Back-to-back letter of credit submitted by Party A, and the terms of the back-to-back letter of credit shall be based on the terms of the main letter of credit. The final content shall be subject to the back-to-back letter of credit issued by Party B.

(2) Party B's request for Party A to submit the original copy of the main letter of credit and all modifications (if any), as well as documents or files related to the opening of back-to-back letters of credit, such as trade contracts, shall not be interpreted as Party B's obligation to open back-to-back letters of credit in accordance with such documents or files. Party B shall retain the original copy of the main letter of credit and all modifications (if any) until the back-to-back letter of credit business is completed.

(3) If Party A needs to modify the back-to-back letter of credit, it shall submit the Application for Back-to-back Letter of Credit Modification and the original amendment of the main letter of credit (if any) to Party B. Party A agrees that Party B shall handle the necessary modifications under the back-to-back letter of credit in accordance with the above-mentioned Uniform Customs and Practice for Documentary Credits, and shall assume the obligations and liabilities arising from that. Once the back-to-back letter of credit amendment is issued, it shall be binding on Party A.

(4) Party B has the independent right to make judgments on the amendment of the back-to-back letter of credit. Party B has the right to refuse the amendment application submitted by Party A and also has the right to make suggestions on the amendment content. If the amendment of the back-to-back letter of credit involves amounts, currencies, interest rates, terms, etc., and Party B believes that it increases the Guarantor's obligations or the expected collection under the main letter

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
of credit cannot cover the external payment amount under the back-to-back letter of credit, Party B has the right to request Party A to increase the deposit and other cash equivalents recognized by Party B as payment guarantees, and/or require Party A to obtain the Guarantor's signature and consent on the Application for Amending a Back-to-back Letter of Credit, and/or provide the inclusion of the maximum amount guarantee, and/or provide other guarantees. Otherwise, Party B has the right to refuse Party A's amendment application.

(5) The amendment of the back-to-back letter of credit shall not change Party A's other rights and obligations under this Agreement and this Annex.

(6) The contents related to the letter of credit in the Application for Opening a Back-to-back Letter of Credit and Application for Amending a Back-to-back Letter of Credit shall be filled in English. If any ambiguity arises due to unclear handwriting or ambiguous meanings in the application, all responsibilities arising from that shall be borne by Party A.
(7) Party A shall pay all expenses incurred by Party B in opening and amending the letter of credit on time (including relevant bank fees that the foreign beneficiary refuses to bear), and the billing method shall be implemented in accordance with the regulations of Party B.

5. Incoming orders and external payments under back-to-back letters of credit:

(1) After the back-to-back letter of credit is issued, upon receiving the notice of arrival from Party B, Party A shall submit the main letter of credit to Party B within the time specified in the notice.

(2) If there are discrepancies in the documents under the back-to-back letter of credit reviewed by Party B, Party B has the right to refuse payment to the outside party on its own. After receiving the documents under the main letter from Party A, Party B shall review the documents under the main letter. The documents under the main letter have been reviewed by Party B:

1) Consistent. After Party A confirms in writing to Party B the acceptance of the discrepancies in the documents under the back-to-back letter of credit, Party B has the right to accept the discrepancies in the documents under the back-to-back letter of credit as appropriate and handle the payment under the back-to-back letter of credit or still maintain external refusal to pay;

2) If any discrepancy exists, Party B shall notify Party A and, as required by Party A, notify the principal issuing bank of the discrepancy. If,

a. The issuing bank of the main letter of credit has replied to accept the discrepancies in the documents under the main letter of credit. After Party A confirms in writing the acceptance of the discrepancies in the documents under the back-to-back letter of credit, Party B has the right to accept the discrepancies in the documents under the back-to-back letter of credit as appropriate and handle the payment under the back-to-back letter of credit or still maintain external refusal to pay;

b. If the issuing bank of the main letter of credit does not respond and accept the discrepancies within the specified time, and if Party A still requests Party B to handle the shipment of documents under the main letter of credit and accept the discrepancies under the back-to-back letter of credit, Party B has the right to accept the discrepancies under the back-to-back letter of credit, handle the payment under the back-to-back letter of credit, and present the documents under the main letter of credit, after Party A has paid the full deposit and other cash equivalents recognized by Party B as payment guarantees in accordance with the provisions of the Application for Opening a Back-to-back Letter of Credit.

(3) If the documents under the back-to-back letter of credit match, and if there are discrepancies in the documents presented under the main letter of credit after Party A replaces the documents or submits other documents under the main letter of credit, Party A shall, upon the request of Party B, deposit the security deposit under the back-to-back letter of credit and other cash equivalents recognized by Party B as payment guarantees. Party B shall make external payments within 5 working days from the day after receiving the documents.

(4) If Party B advances the payable due to insufficient reserve payment deposited by Party A, Party A shall repay the said amount. The interest rate and calculation of interest on the advance shall be handled according to the provisions of the corresponding application form.

6. Financing and collection under the main letter of credit

(1) Party B shall handle financing for Party A under the main letter of credit or receive payment from the issuing bank of the main letter of credit. The funds shall first be used by Party B to pay or repay the financing and related interest fees under the back-to-back letter of credit, and the balance (if any) shall be paid to Party A.

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
(2) If the collection time under the main letter of credit is later than the payment time under the back-to-back letter of credit, and the main letters of credit match or the issuing bank of the main letter of credit undertakes the payment, after Party A submits the relevant financing application, Party B can provide financing to Party A under the main letter of credit, and the financing funds can be used for external payments under the back-to-back letter of credit.
(3) If the collection time under the main letter of credit is earlier than the payment time under the back-to-back letter of credit, Party A shall deposit the collection under the main letter of credit as a deposit into its deposit account opened with Party B, pledge it to Party B, until Party B uses it for external payment under the back-to-back letter of credit, or Party B's payment responsibility is released.

7. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

(1) After the issuance of the back-to-back letter of credit, if there are any modifications related to the letter of credit in the import and export trade contract, Party A shall immediately notify Party B in writing;

(2) The risks of loss, delay, error, omission, damage, etc. of business correspondence and documents under the back-to-back letter of credit during postal, telecommunication or other transmission processes, as well as the risks arising from the use of third-party services by Party B, shall be borne by Party A.

(3) After the issuance of the back-to-back letter of credit, if any of the following situations occur, Party A shall promptly deposit the corresponding amount of security deposit and other cash equivalents recognized by Party B as payment guarantees at the request of Party B, so that Party B can make external payments under the back-to-back letter of credit:

1) Inconsistent pricing terms and exchange rate fluctuations between the main letter of credit and the back-to-back letter of credit result in the inability of the received amount under the main letter of credit to cover the paid amount under the back-to-back letter of credit;

2) The reputation or creditworthiness of the issuing bank of the main letter of credit has deteriorated, which may result in the inability to collect the funds under the main letter of credit on time;

3) The country or region where the issuing bank is located may experience political instability, foreign exchange controls, or other situations that may affect payment;

4) The risk of the applicant for the main letter of credit being unwilling or unable to fulfill the payment redemption order is significantly increased due to significant drops in commodity market prices or deteriorating business conditions.

(4) Party A promises to only submit documents under the main letter of credit processed by Party B. After the issuance of the back-to-back letter of credit by Party B upon Party A's application, Party A guarantees to process the submission of the main letter of credit to Party B within the time specified in the notice. Otherwise, Party B has the right to deduct funds from Party A's account for external payment under the back-to-back letter of credit.

(5) Party A shall timely pay Party B the funds required for the payment, service charge, interest, and all expenses (including relevant bank fees that the beneficiary refuses to bear) under the letter of credit.

(6) If the back-to-back letter of credit needs to be modified, Party A shall submit a written application to Party B, and Party B shall determine whether to proceed with the modification based on specific circumstances. Party A confirms that all modifications can only take effect when the confirming bank (if any) and the beneficiary of the letter of credit inform them of their acceptance.

(7) After receiving the copy of the letter of credit and amendment issued by Party B, Party A guarantees to promptly verify it with the original application. If there are any discrepancies, Party A guarantees to notify Party B within two working days from the date of receiving the copy. If not notified, it shall be deemed correct.
(8) If Party A has already or will enter into a counter guarantee agreement or similar agreement with the Guarantor of this agreement regarding its guarantee obligations, such agreement shall not prejudice any rights of Party B under this Agreement;

(9) After Party B advances, accepts, or undertakes the payment, Party B shall have the right to dispose of the entire set of documents/goods under the letter of credit or any other security or property rights that may be enjoyed in accordance

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
with any applicable laws and regulations. If according to applicable laws, regulations, or opinions of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the letter of credit belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws, and acknowledges all acts and omissions of Party B in disposing of the documents/goods. If the right to dispose of the entire set of documents/goods under the letter of credit belongs to Party B according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, Party B shall retain such right until Party A redeems the documents or fully repays Party B's advance payment.

For the usance bills of exchange accepted by Party B or confirmed deferred payments, Party A shall not request Party B to stop payment for any reason, and shall waive the right to apply to competent authority for freezing or file a lawsuit to stop payment under the back-to-back letter of credit for any reason within the scope permitted by laws and regulations.

7. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Opening a Back-to-back Letter of Credit and the Application for Amending a Back-to-back Letter of Credit.

Annex 12: Applicable outward remittance (domestic trade) financing business
(Special for financing and delivery business )

1. If there is any inconsistency between the contents of this Annex and the Agreement, the provisions of this Annex shall prevail.

2. The outward remittance under domestic trade refers to the payment by bank remittance in accordance with the provisions of the contract as the buyer of the goods signed by Party A.

Under the financing of outward remittance (domestic trade), in this Agreement and related documents, it refers to the situation where Party B, as the remittance agent of Party A's domestic trade remittance, provides funds to Party A for external payment when handling outward remittance for Party A due to Party A's funding needs, and then Party A repays the financing amount to Party B.

3. The Party A's application to Party B for conducting outward remittance (domestic trade) financing business shall meet the prerequisite conditions specified in the Agreement.

4. If Party B accepts Party A's application for outward remittance (domestic trade) financing, Party B shall remit the financing funds to the payee indicated in the remittance application submitted by Party A in accordance with the currency and amount specified in the accepted Application for Outward Remittance (domestic trade) Financing.

5. The provision of any documents by Party A to Party B as requested by Party B shall not be construed as Party B's obligation or responsibility to review the authenticity and legality of Party A's transactions.

6. Party A hereby acknowledges that:

(1) Party B has the right to dispose of the full set of documents/goods under the outward remittance (domestic trade) financing business or any other possible security or property rights that can be enjoyed in accordance with any applicable laws and regulations. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the outward remittance (domestic trade) financing business belongs to Party A, Party A agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws and regulations, and acknowledges all actions and omissions of Party B in disposing of the documents/goods. If according to applicable laws, regulations, or rulings of courts or arbitration institutions with jurisdiction, the right to dispose of the entire set of documents/goods under the outward remittance (domestic trade) financing business belongs to Party B, Party B shall retain such right until Party A fully repays the financing provided by Party B.

(2) Party A applies to Party B to hold documents/goods and repay Party B's financing with sales proceeds, acting as the trustee of Party B, including but not limited to safeguarding relevant documents, handling warehousing, storage, transportation, processing, sales, and insurance related matters of the goods under the documents, safeguarding sales proceeds or depositing the proceeds into the account designated by Party B. When selling goods to a third party, Party A shall indicate this identity to the third party.

(3) All expenses incurred during the storage period of the goods by Party A (including but not limited to insurance, warehousing, transportation, dock fees, etc.) shall be borne by Party A; Party A undertakes to insure all possible risks of the

A-01: Line of Credit Agreement - -Applicable to Line of Credit Business
goods at the market price of the goods, list Party B as the insured on the original insurance policy, and hand over the original insurance policy to Party B for safekeeping; If the insured goods suffer losses, Party B has the right to directly claim compensation from the insurance company.

(4) Without the permission of Party B, Party A shall not change the payment method in the contract, delay payment, or handle the goods in any non-monetary way or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any other person, or subject the goods to any lien. Upon request from Party B, Party A shall submit to Party B the detailed accounts of the goods, any sales revenue, or sales contracts related to the goods; Party B has the right to enter the warehouse at any time to inspect the actual condition of the goods, or to regain possession of the goods.

(5) The currency used by Party A to fulfill its repayment obligations shall be the same as the currency used by Party B for business valuation. When Party B voluntarily deducts funds from Party A's account in accordance with the relevant provisions of this agreement, if the currency of the account is different from the business valuation currency, it shall be converted at the exchange rate announced by Party B on the day of deduction.

7. Supplementary commitment:

In addition to the contents specified in the Agreement, Party A makes the following supplementary commitments to Party B in order to carry out the business under this Annex:

Party A undertakes that the proceeds from the sales of the goods shall first be used to repay Party B's financing to Party A.

Party A shall exercise prudence and diligence in handling the goods under this financing contract. The contract for handling goods shall require the buyer of the goods to directly transfer the payment to the account of Party B for the purpose of repaying the financing principal, interest, and other expenses under this Agreement.

8. Other specific matters related to the business under this Annex shall be handled in accordance with the provisions of the Application for Outbound Remittance (Domestic Trade) Financing (Special for Financing and Delivery Business).